                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of Report (date of earliest event
                          reported): December 31, 1998



                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
             (Exact name of registrant as specified in its charter)




             Texas               333-48659               73-1537206
        --------------    ------------------------      -------------
           (state of      (Commission File Number)      (IRS Employer
        incorporation)                                  I.D. Number)






                           414 East Loop 281, Suite 7
                               Longview, TX 75605
                                  800-522-7841
      --------------------------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The below unaudited financial statements of Summit Environmental Corporation, Inc. (the "Company") reflect the Company's merger on December 2, 1998, with Summit Technologies, Inc. Pursuant to the Company's Form S-4 Registration Statement, effective November 10, 1998, File No. 333- 48659, covering the merger, the historical financial statements of the Company are those of Summit Technologies, Inc. The audited financial statements of the Company for the year ended December 31, 1998, will be filed with the Company's Form 10-KSB on or before March 29, 1999.



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

                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
                        STATEMENT OF FINANCIAL CONDITION
                                DECEMBER 31, 1998
                                   (UNAUDITED)

                                     ASSETS

CURRENT ASSETS
         Cash in banks                                                 $  744,281
         Accounts receivable                                              171,378
         Inventory                                                        455,038
         Advancement of expenses                                            2,500
         Accrued income tax refund (Note 9)                                 6,555
                                                                       ----------
                  Total current assets                                                           $ 1,379,752

PROPERTY AND EQUIPMENT
         Office furniture and equipment                                    18,348
         Leasehold improvements                                             2,856
         Accumulated depreciation                                          (2,805)
                                                                       ----------
                  Net property and equipment                                                          18,399

OTHER ASSETS
         Prepaid royalties                                                250,000
         Merger costs (Note 2)                                            138,541
         Patents and Licenses (Note 4)                                  2,456,010
         Accumulated amortization                                         (90,076)
                                                                       ----------
                  Total other assets                                                               2,754,475
                                                                                                 -----------

TOTAL ASSETS                                                                                     $ 4,152,626
                                                                                                 ===========

              LIABILITIES, COMMON STOCK SUBJECT TO A CONTINGENCY,
                            AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
         Accounts payable                                              $   66,183
         Accrued liabilities                                                6,298
         Note payable (Note 11)                                             1,738
                                                                       ----------
                  Total current liabilities                                                      $    74,219

LONG TERM LIABILITIES                                                                                500,000
                                                                                                 -----------
         Total liabilities                                                                           574,219

COMMON STOCK SUBJECT TO A CONTINGENCY (Note 8)
         616,840 shares issued and outstanding                                617

         Additional paid-in capital                                     1,071,617
                                                                       ----------
                  Total common stock subject to a contingency                                      1,072,234

STOCKHOLDERS' EQUITY
         Capital stock (no par; 40,000,000 common shares
                  authorized, 5,750,000 shares issued and
                  outstanding)                                              5,750
         Additional paid-in capital                                       441,000
         Shares paid for but unissued
                  (1,061,000 shares) (Note 3)                           2,653,252
         Retained earnings                                                 40,715
         Income (loss) for 1998                                          (634,544)
                                                                       ----------
                  Total stockholders' equity                                                       2,506,173
                                                                                                 -----------

TOTAL LIABILITIES, COMMON STOCK SUBJECT TO A
         CONTINGENCY, AND STOCKHOLDERS' EQUITY                                                   $ 4,152,626
                                                                                                 ===========



                 See accompanying notes to financial statements



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

                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
                               STATEMENT OF INCOME
               FOR THE PERIOD FROM INCEPTION (AUGUST 14, 1997) TO
                     DECEMBER 31, 1997 AND FISCAL YEAR 1998
                                   (UNAUDITED)

                                                                                                 8-14-97 to
                                                                          1998                    12-31-97
                                                                       ---------                 ----------

Sales                                                                  $ 135,082                 $ 74,349
Cost of Sales                                                             47,981                    9,465
                                                                       ---------                 --------
         Gross profit                                                  $  87,101                 $ 64,884

Operating Expenses
         Advertising                                                   $  10,666                 $    600
         Amortization                                                     89,576                      --
         Automobile expense                                               21,183                      600
         Commissions                                                      16,233                      --
         Consulting fees                                                  30,750                      --
         Contract services                                                 1,863                      --
         Contributions                                                     1,135                      --
         Depreciation                                                      2,805                      --
         Insurance                                                        14,775                      --
         Marketing                                                       240,489                      900
         Miscellaneous                                                     8,612                      --
         Office expense                                                   22,051                    1,730
         Officer compensation                                            104,240                      --
         Postage and delivery                                             14,740                      --
         Printing and reproduction                                         4,308                      --
         Professional fees                                                23,983                      300
         Rent                                                             34,248                      --
         Repairs                                                           5,040                      --
         Salaries-office                                                  49,701                    9,000
         Taxes                                                            15,397                      --
         Telephone and utilities                                          19,811                      --
         Travel and entertainment                                         47,432                      --
         Other                                                               --                     3,787
                                                                       ---------                 --------

                  Total                                                $ 779,038                 $ 16,917

Net income (loss) from operations                                      $(691,937)                $ 47,967

Other Income
         Interest income                                               $   5,039                      --
         Sale of license                                                  45,000                      --
         Rent income                                                         800                      --
                                                                       ---------

                  Total other income                                   $  50,839                      --

Net income (loss) before income taxes                                   (641,099)                  47,967
Income taxes                                                                 --                     7,252
Income tax benefit                                                         6,555                      --

Net Income (Loss)                                                      $(634,544)                $ 40,715
                                                                       =========                 ========




                 See accompanying notes to financial statements



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

                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
                             STATEMENT OF CASH FLOWS
               FOR THE PERIOD FROM INCEPTION (AUGUST 14, 1997) TO
            DECEMBER 31, 1997 AND FISCAL YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)

                                                                                                 8-14-97 to
                                                                           1998                    12-31-97
                                                                       ------------              ----------

CASH FLOWS FROM OPERATING ACTIVITIES
         Net income (loss)                                             $   (634,543)              $  40,812
         Adjustments to reconcile net
                  income (loss) to cash used
                  in operating activities:
                           Amortization                                      89,576                     500
                           Depreciation                                       2,805                     --
                           Increase in accounts
                                    receivable                              (98,567)                (72,811)
                           Increase in advances
                                    receivable                               (2,500)                    --
                           Increase in inventory                           (440,461)                (14,576)
                           Increase in income tax
                                    refunds                                  (6,555)                    --
                           Increase in accounts
                                    payable                                  58,309                   7,874
                           Increase in contracts
                                    payable                                 500,000                     --
                           Decrease in accrued
                                    expenses                                   (904)                  7,202
                                                                       ------------               ---------

                  Net cash used in operating
                           activities                                  $   (532,840)              $ (30,999)

CASH FLOWS FROM INVESTING ACTIVITIES
         Acquisition of patents and
                  licenses                                             $ (2,446,010)              $ (10,000)
         Prepaid royalties                                                 (250,000)                    --
         Acquisitions of property and
                  equipment                                                 (21,303)                    --
         Merger costs                                                      (138,541)                    --
                                                                       ------------               ---------

                  Net cash used in investing
                           activities                                  $ (2,855,854)              $ (10,000)

CASH FLOWS FROM FINANCING ACTIVITIES
         Proceeds of stock issue                                       $  4,126,235               $  46,000
         Loan proceeds                                                        6,554                     --
         Loan principal repayments                                           (4,816)                    --
                                                                       ------------               ---------

                  Net cash provided by
                           financing activities                           4,127,973                  46,000
                                                                       ------------               ---------

NET INCREASE IN CASH AND
         CASH EQUIVALENTS                                                   739,279                   5,001

CASH AND CASH EQUIVALENTS - END OF PERIOD                              $    744,280               $   5,001
                                                                       ============               =========



                 See accompanying notes to financial statements



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

                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (UNAUDITED)


                                       Capital          Additional        Retained
                                        Stock            Paid In          Earnings           Total
                                      ---------        -----------      -----------       -----------

Predecessor (Summit
Technologies, Inc.)
organized 08-14-97:
Sale of 100,000 shares                $   1,000        $    45,000      $        --       $    46,000

1997 earnings                                --                 --           40,715            40,715
                                      ---------        -----------      -----------       -----------

BALANCES:  12-31-97                   $   1,000        $    45,000      $    40,715       $    86,715

Adjustment for 35-for-1
stock split:  01-23-98
(3,500,000 shares outstanding)            2,500             (2,500)              --                --

Sale of 1,500,000 shares
01-24-98 through 03-26-98                 1,500            398,500               --           400,000

Merger with Summit Environmental
Corporation (the "Company") on
12-02-98.  Adjustment for
750,000 Company shares issued
02-28-98                                    750             --                   --               750

Net loss for 1998                            --             --             (634,544)         (634,544)
                                      ---------        -----------      -----------       -----------

BALANCES:   12-31-98                  $   5,750        $   441,000      $  (593,829)      $  (147,079)


                 COMMON STOCK SUBJECT TO A CONTINGENCY (Note 8)


                                       Capital          Additional        Retained
                                        Stock            Paid In          Earnings           Total
                                      ---------        -----------      -----------       -----------

Sale of 250,000 shares - 04/98        $     250        $   149,750      $        --       $   150,000

Sale of 384,840 shares - 06/98              385            917,043               --           917,428

Sale of 176,000 shares for
services rendered                           176              4,824               --             5,000

Adjustment for return of
194,000 shares for failure
of consideration - 12/98                   (194)              --                 --              (194)
                                      ---------       ------------      -----------       -----------

TOTALS                                $     617       $  1,071,617      $        --       $ 1,072,234
                                      =========       ============      ===========       ===========




                 See accompanying notes to financial statements



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

                     SUMMIT ENVIRONMENTAL CORPORATION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity - Summit Environmental Corporation, Inc. (the "Company") is a Texas corporation that markets fire suppression materials, herbal health products, and others. The products are proprietary or are under license. Marketing efforts include "infomercials" and other television promotion, videotapes, and personal demonstrations. Products are marketed domestically and internationally.

Inventory - Inventory is reported at the lower of cost or market, using the first-in, first-out method.

Intangible Assets - Licenses are recorded at cost. Amortization is computed on the straight-line method over sixty months.

Merger Costs - The Company capitalized all costs incurred in connection with a recent merger.

Income Taxes - For federal income tax purposes, the Company uses the accrual method of accounting. The tax year-end is December 31. Differences between tax and financial reporting include the length of the amortization period for intangible assets and depreciation methods and lives for property and equipment. If the differences become material, deferred taxes will be reported.

Cash and Cash Equivalents - For purposes of the statement of cash flows, cash and cash equivalents include cash on hand and in banks and any short-term debt securities purchased with a maturity of three months or less.

Advertising and Promotion - Advertising and promotion costs are expensed as incurred.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - MERGER COST

On December 2, 1998, the shareholders of Summit Technologies, Inc. voted to merge with the Company. The purpose of the transaction is to create a public market for the common stock of the Company. As of December 31, 1998, the Company has incurred related costs of $138,541.



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

                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998



NOTE 3 - SHARES PAID FOR BUT UNISSUED

The adjustment is for (1) 750,000 Company shares to be issued on February 1, 1999 but paid for in November 1998 by Biogenesis Enterprises, Inc. when it assigned to the Company all its rights in the fire suppressant products until then only licensed to the Company and (2) 311,000 Company shares subscribed after December 2, 1998, but still unissued.

NOTE 4 - LICENSES

On November 2, 1998, the Company purchased patent rights and intellectual property to various fire suppression products.

This purchase requires cash payments of $200,000 to be paid on or before February 1, 1999; $300,000 to be paid on or before April 1, 1999; $300,000 to be paid on or before August 1, 1999; and 750,000 shares of common stock of the Company to be issued and delivered on or before February 1, 1999.

Allocation of the purchase price is:

         Intellectual Property                                         $ 2,375,000
         Royalties                                                         500,000
                                                                       -----------

                                                                       $ 2,875,000
                                                                       ===========

As of December 31, 1998, $250,000 in advanced royalties had been paid.

The aforementioned license agreement authorizes the Company to sell marketing rights to third parties for international distribution of the products.

Licenses for limited exclusive marketing rights to various herbal health products have been acquired for fees totaling $30,000. Under the agreements, the Company must meet annual production quotas. The grantor of the licenses is the manufacturer/supplier of the products.

NOTE 5 - LEASES

The Company has a lease agreement for the office space it occupies; the lease is month-to-month, under with the Company pays $1,185 per month, with a 30-day notice required for termination. The Company leases office equipment on a month-to-month basis; the amount of the required monthly payment is determined by actual usage. The Company signed a lease agreement on May 20, 1998, for storage space for a monthly payment of $1,100 for two years plus an optional two-year extension.



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


                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998


NOTE 6 - RELATED PARTY TRANSACTIONS

The following transactions occurred between the Company and related parties during the year ended December 31, 1998:

         o The Company purchased marketing licenses for herbal health products from an entity with common shareholders and management members of the Company.

         o The Company and another business with common shareholders share office space and the related expenses.

NOTE 7 - CONCENTRATIONS

As of December 31, 1998, approximately 35% of accounts receivable was due from Flameout International resulting from sales made in 1997, and 28% was due from Proformance Marketing resulting from 1998 sales.

NOTE 8 - CONTINGENCIES

On December 2, 1998, the Company merged with Summit Technologies, Inc. ("STI"). The Company filed a registration statement with the Securities and Exchange Commission (the "Commission") on March 26, 1998, related to the proposed merger, naming STI as the entity proposed to be merged into the Company. STI subsequently sold 810,840 shares of its common stock prior to the merger in an offering intended to be exempt from registration pursuant to the provisions of
Section 4(2) of the Securities Act of 1933 and of Regulation D, Rule 506 of the Commission. It is possible, but not certain, that (1) the filing of the registration statement by the Company and (2) the manner in which STI conducted the sale of the 810,840 shares of common stock constituted "general advertising or general solicitation" by STI. General advertising and general solicitation are activities that are prohibited when conducted in connection with an offering intended to be exempt from registration pursuant to the provisions of Regulation D, Rule 506 of the Commission. The Company does not concede that there was no exemption from registration available for STI's offering. Nevertheless, should the aforementioned circumstances have constituted general advertising or general solicitation, STI - and now, the Company, because of STI's merger into the Company - would be denied the availability of Regulation D, Rule 506 as an exemption from the registration requirements of the Securities Act of 1933 when STI sold the 810,840 shares of common stock after March 26, 1998 and before the merger. Should no exemption from registration have been available with respect to the sale of these shares, the persons who bought them would be entitled, under the Securities Act of 1933, to the return of their subscription amounts if actions to recover such monies should be filed within one year after the sales in question. Accordingly, the amounts received from the sale of these shares are set apart from Stockholders' Equity to indicate this contingency.



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


                     SUMMIT ENVIRONMENTAL CORPORATION, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

NOTE 9  - FEDERAL INCOME TAX

The Company files federal income tax returns on a calendar year basis. The accrued income tax calculation is based on the twelve-month period ended December 31, 1998. Significant components involved in this calculation are shown below:

         Net financial income before income tax                                         $ (641,099)
         Accrued income tax at statutory rates                                                 --
                                                                                        ----------

         Accrued refund from carryback of
         net operating loss to 1997                                                     $    6,555
                                                                                        ==========

NOTE 10 - NOTE PAYABLE

As of December 31, 1998, the Company was obligated under one note payable, described as follows:

         Creditor                           The Mortgage Center
         Collateral                         Computer Equipment
         Interest Rate                      12%
         Monthly Payment                    $   445
         Current Portion                    $ 1,738
         Long-Term Portion                  $   --

         Total                              $ 1,738



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 1999                  Summit Environmental Corporation, Inc.



                                         By /s/ B. Keith Parker
                                            ------------------------------------
                                            B. Keith Parker, Chief Executive
                                               Officer



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